UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 25, 2007

CNB CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	000-24523	57-0792402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 320, Conway, South Carolina	29528
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(843) 248-5721

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 25, 2007 CNB Corporation mailed to shareholders its quarterly shareholder financial report which discloses the results of operations of the Company for the quarters ended March 31, 2007 and March 31, 2006 and the financial condition of the Company as of March 31, 2007 and March 31, 2006.

The financial report is attached hereto as Exhibit 99.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(C)  Exhibits

       99   March 31, 2007 Financial Report mailed to shareholders May 25, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 25, 2007                                                                     CNB Corporation

                                                                                              /s/L. Ford Sanders, II
                                                                                              L. Ford Sanders, II
                                                                                              Executive Vice President,
                                                                                              Treasurer and Chief Financial Officer